AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT ("Amendment") is dated as of October 16, 2007, and is entered into by and among TITAN GLOBAL HOLDINGS, INC., a Utah corporation ("Holdings"), TITAN PCB WEST, INC., a Delaware corporation, TITAN PCB EAST, INC., a Delaware corporation, OBLIO TELECOM, INC., a Delaware corporation, TITAN WIRELESS COMMUNICATIONS, INC., a Delaware corporation, START TALK INC., a Delaware corporation, PINLESS, INC., a Texas corporation, TITAN CARD SERVICES, INC., a Delaware corporation (collectively the "Borrowers", each a "Borrower"), and GBC FUNDING, LLC, a Delaware limited liability company ("Lender").

WITNESSETH:

WHEREAS, Borrowers and Greystone Business Credit II, L.L.C. ("Greystone") entered into that certain Loan and Security Agreement dated as of December 29, 2006 (as amended, modified and supplemented from time to time, the "Loan Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement);

WHEREAS, Greystone sold, transferred and assigned to Lender all right, title and interest of Greystone in the Loan Agreement pursuant to the Sale Assignment dated as of March 7, 2007 executed by Greystone in favor of Lender;

WHEREAS, Borrowers have informed Lender that Holdings desires to exercise its option to acquire all of the issued and outstanding common stock of USA Detergents, Inc., a Delaware corporation ("USAD"), pursuant to the terms of that certain Stock Purchase Agreement (the "Purchase Agreement") among USAD, USAD Metro Holdings, LLC, Uri Evan and Holdings, a copy of which is attached hereto as Exhibit A (the "Acquisition");

WHEREAS, in absence of prior written consent of Lender, the Acquisition shall constitute several Defaults under Section 5.20 of the Loan Agreement and corresponding Events of Default under Section 8.1 of the Loan Agreement; and

WHEREAS, Borrowers have requested that Lender amend the Loan Agreement in certain respects as set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent. Lender hereby consents to the Acquisition pursuant to the terms of the Purchase Agreement. The foregoing is a limited consent and shall not constitute a consent to or waiver of any other Defaults or Events of Default that are now in existence or that may hereafter occur.

2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations set forth in Section 5 below, the Loan Agreement is amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended by adding paragraph (d) as follows:

(d) Notwithstanding anything to the contrary contained herein, Lender shall not have any obligation to make any Loan under this Agreement if the making of such Loan would have the effect of creating a breach of, or causing a conflict with, any of the provisions of the Subordination Agreement dated as of September 17, 2007 between YA Global Investments, L.P. and Greystone Business Credit II, L.L.C.

(b) Section 1.4 of the Loan Agreement is hereby amended and restated as follows:

Accrued interest on all monetary Obligations shall be payable on the first day of each month. Principal of the Term Loans shall be repaid as set forth in Section 2(b) of Schedule A or, in the case of the Term Loan B, at such other times and in such other amounts as determined by Lender in its sole discretion. If at any time any of the Loan Limits are exceeded, Borrowers will immediately pay to Lender such amounts (or provide cash collateral to Lender with respect to the Credit Accommodation Balance in the manner set forth in Section 7.3) as shall cause all Borrowers to be in full compliance with all of the Loan Limits. Notwithstanding the foregoing, Lender may, in its sole discretion, make or permit Revolving Loans, the Term Loans, any Credit Accommodations or any other monetary Obligations to be in excess of any of the Loan Limits; provided, that Borrowers shall, upon Lender's demand, pay to Lender such amounts as shall cause all Borrowers to be in full compliance with all of the Loan Limits. All unpaid monetary Obligations shall be payable in full on the Maturity Date (as defined in Section 7.1) or, if earlier, the date of any early termination pursuant to Section 7.2. Notwithstanding the foregoing, (i) upon receipt of Tax Refunds, the amount of such Tax Refunds shall be paid to Lender for application to Term Loan B as a mandatory prepayment as set forth in Section 2(b)(iii) of Schedule A or for application as otherwise determined by Lender in its sole discretion, and (ii) Borrowers shall make any mandatory prepayments of Term Loan B set forth in Section 2(b)(iv) of Schedule A.

(c) Section 3.1 of the Loan Agreement is hereby amended by inserting "and its Affiliates (and their assignees, whether direct or indirect)" immediately following the first and second uses of "Lender" therein.

(d) Section 3.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Borrower shall, at Lender's request, at any time and from time to time, authenticate, execute and deliver to Lender and/or its Affiliates (and/or their assignees, whether direct or indirect) such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender and/or its Affiliates (and/or their assignees, whether direct or indirect)) and do such other acts and things or cause third parties to do such other acts and things as Lender and/or its Affiliates (and/or their assignees, whether direct or indirect) may deem necessary or desirable in its sole discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender and its Affiliates (and their assignees, whether direct or indirect) (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Obligations and to facilitate the collection of the Collateral. Borrower authorizes Lender and its Affiliates (and their assignees, whether direct or indirect) to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as "all personal property of debtor" or "all assets of debtor" or words of similar effect, in order to perfect Lender's and its Affiliates' (and their assignees', whether direct or indirect) security interests in the Collateral without Borrower's signature. Borrower also hereby ratifies its authorization for Lender to have filed in any jurisdiction any financing statements filed prior to the date hereof.

(e) Section 1(f) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

(f) Permanent Reserve Amount:
$0, provided that the Permanent Reserve Amount shall increase in equal consecutive monthly amounts of no less than $16,000 (or such other amount mutually agreed between Borrower and Lender) on the fifteenth day of each calendar month commencing with October 15, 2007, provided further that the Permanent Reserve Amount shall not exceed $750,000

(f) Section 2(b)(ii) of Schedule A to the Loan Agreement is hereby amended and restated in its entirety as follows:

(ii) Term Loan B Advance:
The Term Loan B Advance shall be repaid in equal consecutive monthly installments of no less than $42,500 (or such other amount mutually agreed between Borrower and Lender) payable on the fifteenth day of each calendar month commencing with October 15, 2007, with the entire unpaid balance due and payable on the Maturity Date.

(g) Schedule B to the Loan Agreement is hereby amended by amending and restating the definition of "Obligations" as follows:

"Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrowers or any Borrower to Lender and its Affiliates (and their assignees, whether direct or indirect), whether evidenced by this Agreement, any other Loan Document or otherwise, whether arising from an extension of credit, opening of a Credit Accommodation, guaranty, indemnification or otherwise (including all fees, costs and other amounts which may be owing to issuers of Credit Accommodations and all taxes, duties, freight, insurance, costs and other expenses, costs or amounts payable in connection with Credit Accommodations or the underlying goods), whether direct or indirect (including those acquired by assignment and any participation by Lender or its Affiliates (or their assignees, whether direct or indirect) in Borrowers' indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute, including all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, Closing Fees, Facility Fees, Servicing Fees, Unused Line Fees, Minimum Borrowing Fees, Success Fees, amounts owing under warrants, Credit Accommodation Fees and any other sums chargeable to Borrowers under this Agreement or under any other Loan Document.

3. Covenants. As a condition of Agent's agreements hereunder, the following terms and provisions shall apply (it being agreed that the violation by Borrowers of any of the following provisions shall constitute an immediate Event of Default):

(a) USAD Guarantee. Contemporaneously with the execution of this Amendment, Borrowers shall cause USAD to execute a Guarantee (the "USAD Guarantee") in the form attached hereto as Exhibit B. Each Borrower acknowledges, confirms and agrees that an Event of Default shall occur and be continuing hereunder and under the Loan Agreement if the USAD Guarantee or any provision thereof shall cease to be in full force and effect, or any Person (including USAD) shall contest in any manner the validity, binding nature or enforceability of the USAD Guarantee or any such provision therein.

(b) Additional Security Documents. Within thirty (30) days after the date of this Agreement, (a) Oblio Telecom, Inc. ("Oblio") shall enter into an amendment to the Trademark Security Agreement dated as of December 29, 2006, executed by Oblio in favor of Lender, (b) Holdings shall enter into an amendment to the Stock Pledge Agreement dated as of December 29, 2006, between Holdings and Lender, (c) Oblio shall enter into an amendment to the Stock Pledge Agreement dated as of December 29, 2006, between Oblio and Lender, and (d) Borrowers shall enter into an agency agreement among Lender, Greystone, Borrowers and certain of their affiliates, in each case in form and substance satisfactory to Lender.

(c) Western Union Lien Release. Within ten (10) days after the date of this Agreement, Borrowers shall deliver to Lender, in form and substance satisfactory to Lender, evidence of the termination of the blanket lien filed against Holdings by Western Union Financial Service, Inc., which lien is attached hereto as Exhibit C.

4. Representations and Warranties. Borrower hereby represents, warrants and covenants as follows:

(a) Representations in Loan Documents. Each of the representations and warranties made by or on behalf of Borrowers to Lender in any of the Loan Documents was true and correct when made, and is true and correct on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by Borrowers on the date hereof and in this Amendment.

(b) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to Lender by Borrowers, is enforceable in accordance with its terms and is in full force and effect.

(c) No Conflict. The execution, delivery and performance of this Amendment by Borrowers will not violate any requirement of law or contractual obligation of Borrowers and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

5. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Lender), each to be in form and substance satisfactory to Lender:

(a) Lender shall have received (i) an original of this Amendment, duly authorized, executed and delivered by Borrowers, (ii) an original USAD Guarantee duly authorized, executed and delivered by USAD, and (iii) such other documents, agreements and instruments as may be requested by Lender, each such document, agreement and instrument to be in form and substance satisfactory to Lender;

(b) Lender shall have received evidence of the consummation of the Acquisition in accordance with the terms of the Purchase Agreement, and in compliance with the requirements of applicable Law;

(c) All proceedings taken in connection with the transactions contemplated by this Amendment and all agreements, documents, instruments, materials and other legal matters incident hereto shall be satisfactory to Lender;

(d) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation, execution, administration or enforcement of this Amendment; and

(e) No Default or Event of Default shall be in existence as of the date hereof.

6. Effect of Amendment. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and, in all other respects, the Loan Documents hereby are ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall govern and control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

7. Amendment as a Loan Document. Borrowers and Lender hereby agree that this Amendment shall constitute a "Loan Document" for all purposes of the Loan Agreement and the other Loan Documents, and any references to the Loan Documents contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

8. Costs and Expenses. Each Borrower absolutely and unconditionally agrees to pay to Lender, on demand by Lender at any time, whether or not all or any of the transactions contemplated by this Amendment are consummated: all fees and disbursements of any counsel to Lender in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby and expenses which shall at any time be incurred or sustained by Lender or any participant of Lender or any of their respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements contemplated hereby.

9. Further Assurances. At Borrowers' expense, the parties hereto shall execute and deliver such additional documents and take such further action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

11. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

12. Release.

(a) In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with this Amendment, the Loan Agreement, or any of the other Loan Documents or transactions hereunder or thereunder.

(b) Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

13. Covenant Not to Sue. Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower pursuant to Section 12 above. If any Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

14. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

15. Reviewed by Attorneys. Each Borrower represents and warrants to Lender that it (a) understands fully the terms of this Amendment and the consequences of the execution and delivery of this Amendment, (b) has been afforded an opportunity to discuss this Amendment with, and have this Amendment reviewed by, such attorneys and other persons as such Borrower may wish, and (c) has entered into this Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment and the other documents executed pursuant hereto or in connection herewith.

16. Governing Law: Consent to Jurisdiction and Venue. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS AND LENDER PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS THE SAME HAS BEEN POSTED.

17. Mutual Waiver of Jury Trial. THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER AND BORROWERS ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

18. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Borrowers: TITAN GLOBAL HOLDINGS, INC.		Lender: GBC FUNDING, LLC (as assignee of Greystone Business Credit II, L.L.C.)

By	/s/ Bryan Chance	By	/s/

Its	President	Its	Authorized Signatory

TITAN PCB WEST, INC.

By	/s/Bryan Chance

Its

TITAN PCB EAST, INC.

By	/s/Bryan Chance

Its

OBLIO TELECOM, INC.

By	/s/Kurt Jensen

Its

TITAN WIRELESS COMMUNICATIONS, INC.

By	/s/ Bryan Chance

Its

START TALK INC.

By	/s/ Bryan Chance

Its

PINLESS, INC.

By	/s/ Bryan Chance

Its

TITAN CARD SERVICES, INC.

By	/s/ Bryan Chance

Its

Signature Page to Amendment No. 7 to Loan and Security Agreement

EXHIBIT A

See Attached.

EXHIBIT B

See Attached.

EXHIBIT C

See Attached.